Consent of Independent Registered Public Accounting Firm
Directors and Shareholders
Eagle Bancorp, Inc.

We consent to the incorporation by reference in the registration statements (Nos. 333-135072, 333-153426, 331- 159755, 333-175966 333-187713, 333-199875 and 333-211957) on Form S-8 of Eagle Bancorp, Inc. of our reports dated March 1, 2021, with respect to the consolidated financial statements of Eagle Bancorp, Inc. and the effectiveness of internal control over financial reporting, which reports appear in Eagle Bancorp, Inc.’s 2020 Annual Report on Form 10-K.

/s/ Dixon Hughes Goodman LLP

Charlotte, North Carolina
March 1, 2021

Report to the Directors and Shareholders    1